                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  April 1, 2003


                       Cabot Microelectronics Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        000-30205                36-4324765
-------------------------------   ------------------------     -----------------
(State or other jurisdiction of   (Commission File Number)       (IRS Employer
        incorporation)                                          Identification)


                    870 Commons Drive, Aurora, Illinois 60504
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On April 1, 2003, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Appoints William Johnson as Vice President and Chief Financial Officer," a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)      Exhibits

                  The following exhibits are filed herewith:

                  99.1 Text of press release, dated April 1, 2003, entitled "Cabot Microelectronics Appoints William Johnson as Vice President and Chief Financial Officer."



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CABOT MICROELECTRONICS CORPORATION


Date: April 1, 2003                         By: /s/ DANIEL S. WOBBY
                                                -------------------
                                                 Daniel S. Wobby
                                                 Corporate Controller
                                                 [Principal Accounting Officer]

                                INDEX TO EXHIBITS

Exhibit
Number              Title
------              -----



99.1 Text of press release, dated April 1, 2003, entitled "Cabot Microelectronics Appoints William Johnson as Vice President and Chief Financial Officer."









                                       3